UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2022

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Recreation Park Drive, Unit 108

Hingham, Massachusetts 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 13, 2022, Microbot Medical Inc. (the “Company”) issued a press release announcing a significant development milestone as it completed the GLP animal study for the LIBERTY® Robotic System, the first disposable robotic system being developed for endovascular procedures. The study was performed by a team of seasoned Key Opinion Leaders (KOLs) in the endovascular space at a world-class MedTech research laboratory with FDA-required levels of planning, controlling, monitoring, and reporting (GLP standards), using porcine model.

During the GLP animal study, the physicians conducted pre-determined 63 navigations to the targeted sites using the investigational LIBERTY Robotic System and performed an equal number of procedures manually. The performance endpoint of the LIBERTY Robotic System after robotic navigation was successfully completed for 58 out of the 63 targets (92%), while 3 of the targets (4.8%) were not completed due to technical issues and 2 (3.2%) were not completed due to fluoroscopy related issues (non-device related). Post navigation intra-operative selective angiograms of the target vessels showed no definite evidence of acute vascular injury. Follow up angiograms of these vessels in post-procedure day 3 showed normal vessel anatomy without signs of injury. Initial postmortem gross pathology examination of some of the target organs showed preliminary findings, which will be further investigated in the pending histopathology analysis, and potentially an additional pre-clinical study.

In addition to the objective measurements, the performance and usability of the LIBERTY Robotic System were subjectively graded by each of the physicians, with their assessments accounting for features such as ease of navigation to the target, learning curve, and system stability. For the target sites reached, the physicians graded the LIBERTY Robotic system at the highest grade.

The press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: October 13, 2022